SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Retirement Fund Series shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

SERIES I
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      5,660,336  173,508   312,369

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      4,130,456  502,358   503,146

Investment policies

         For     Against   Abstain

      4,133,317  499,497   503,146

Diversification

         For     Against   Abstain

      4,130,695  502,119   503,146

Borrowing

         For     Against   Abstain

      4,120,933  511,881   503,146

Senior securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Concentration

         For     Against   Abstain

      4,135,898  496,916   503,146

Underwriting of securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Investment in real estate

         For     Against   Abstain

      4,135,898  496,916   503,146

Purchase of commodities

         For     Against   Abstain

      4,128,254  504,560   503,146

Lending

         For     Against   Abstain

      4,129,495  503,319   503,146

Margin purchases and short sales

         For     Against   Abstain

      4,134,548  498,266   503,146

Purchases of securities of related issuers

         For     Against   Abstain

      4,128,254  504,560   503,146

Pledging of assets

         For     Against   Abstain

      4,128,711  504,103   503,146

Purchases of securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Purchases of options and warrants

         For     Against   Abstain

      4,134,607  498,207   203,146

Investment for the purpose of exercising control of management

         For     Against   Abstain

      4,133,407  499,407   503,146

Investment in mineral exploration

         For     Against   Abstain

      4,125,633  507,181   503,146
                                                                              29

SHAREHOLDERS' MEETING





SERIES II
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
       6,914,270  95,629    387,358

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,616,511  355,055   834,664

Investment policies

         For     Against   Abstain

      5,610,899  358,010   837,322


Diversification

         For     Against   Abstain

      5,617,383  351,526   837,322


Borrowing

         For     Against   Abstain

      5,609,991  358,918   837,322


Senior securities

         For     Against   Abstain

      5,624,272  344,637   837,322


Concentration

         For     Against   Abstain

      5,621,087  347,822   837,322


Underwriting of securities

         For     Against   Abstain

      5,627,946  340,962   837,322


Investment in real estate

         For     Against   Abstain

      5,621,316  347,593   837,322


Purchase of commodities

         For     Against   Abstain

      5,613,217  355,692   837,322


Lending

         For     Against   Abstain

      5,611,471  357,437   837,322


Margin purchases and short sales

         For     Against   Abstain

      5,603,502  365,407   837,322


Purchases of securities of related issuers

         For     Against   Abstain

      5,611,804  357,105   837,322


Pledging of assets

         For     Against   Abstain

      5,603,492  365,417   837,322


Purchases of securities

         For     Against   Abstain

      5,618,537  350,371   837,322


Purchases of options and warrants

         For     Against   Abstain

      5,620,535  348,373   837,322


Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,608,497  360,411   837,322


Investment in mineral exploration

         For     Against   Abstain

      5,598,811  370,097   837,322

SHAREHOLDERS' MEETING

SERIES III
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      6,147,995  103,402   318,748

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes

      4,461,238  279,567   487,454   1,341,887

Investment policies

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,571  276,233   487,454   1,341,887

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes

      4,468,590  272,214   487,454   1,341,887

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes

      4,457,279  283,526   487,454   1,341,887

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,468,590  272,214   487,454   1,341,887

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,415  276,390   487,454   1,341,887

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,470,946  269,859   487,454   1,341,887

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,895  275,909   487,454   1,341,887

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,024  276,781   487,454   1,341,887

Lending

                                      Broker
         For     Against   Abstain   Non-Votes

      4,466,284  274,521   487,454   1,341,887

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes

      4,452,243  288,562   487,454   1,341,887

Purchases of securities of related issuers

                                      Broker
         For     Against   Abstain   Non-Votes

      4,463,504  277,301   487,454   1,341,887

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes

      4,458,890  281,915   487,454   1,341,887

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,459,276  281,528   487,454   1,341,887

Purchases of options and warrants

                                      Broker
         For     Against   Abstain   Non-Votes

      4,459,276  281,528   487,454   1,341,887

Investment for the purpose of exercising control of management

                                      Broker
         For     Against   Abstain   Non-Votes

      4,461,649  279,155   487,454   1,341,887

Investment in mineral exploration

                                      Broker
         For     Against   Abstain   Non-Votes

      4,451,449  289,356   487,454   1,341,887

SHAREHOLDERS' MEETING

SERIES IV
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      7,068,311  70,185    345,197

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,408,802  301,098   717,138

Investment policies

         For     Against   Abstain

      5,400,273  307,177   719,588

Diversification

         For     Against   Abstain

      5,404,421  303,029   719,588

Borrowing

         For     Against   Abstain

      5,400,289  307,161   719,588

Senior securities

         For     Against   Abstain

      5,404,744  302,706   719,588

Concentration

         For     Against   Abstain

      5,404,893  302,558   719,588

Underwriting of securities

         For     Against   Abstain

      5,402,070  305,380   719,588

Investment in real estate

         For     Against   Abstain

      5,395,873  311,577   719,588

Purchase of commodities

         For     Against   Abstain

      5,400,240  307,210   719,588

Lending

         For     Against   Abstain

      5,401,320  306,130   719,588

Margin purchases and short sales

         For     Against   Abstain

      5,395,612  311,838   719,588

Purchases of securities of related issuers

         For     Against   Abstain

      5,401,102  306,348   719,588

Pledging of assets

         For     Against   Abstain

      5,399,016  308,434   719,588

Purchases of securities

         For     Against   Abstain

      5,404,421  303,029   719,588

Purchases of options and warrants

         For     Against   Abstain

      5,402,684  304,766   719,588

Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,394,353  313,097   719,588

Investment in mineral exploration

         For     Against   Abstain

      5,393,942  313,508   719,588

SHAREHOLDERS' MEETING

SERIES V
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      6,922,299  101,666   344,824

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,409,515  352,932   810,761

Investment policies

         For     Against   Abstain

      5,406,993  355,455   810,761

Diversification

         For     Against   Abstain

      5,410,102  352,346   810,761

Borrowing

         For     Against   Abstain

      5,404,690  357,758   810,761

Senior securities

         For     Against   Abstain

      5,410,102  352,346   810,761

Concentration

         For     Against   Abstain

      5,409,605  352,842   810,761

Underwriting of securities

         For     Against   Abstain

      5,410,102  352,346   810,761

Investment in real estate

         For     Against   Abstain

      5,406,946  355,502   810,761

Purchase of commodities

         For     Against   Abstain

      5,401,282  361,165   810,761

Lending

         For     Against   Abstain

      5,410,102  352,346   810,761

Margin purchases and short sales

         For     Against   Abstain

      5,403,794  358,653   810,761

Purchases of securities of related issuers

         For     Against   Abstain

      5,406,024  356,423   810,761

Pledging of assets

         For     Against   Abstain

      5,405,886  356,561   810,761

Purchases of securities

         For     Against   Abstain

      5,409,294  353,153   810,761

Purchases of options and warrants

         For     Against   Abstain

      5,407,447  355,001   810,761

Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,406,877  355,571   810,761

Investment in mineral exploration

         For     Against   Abstain

      5,393,030  369,418   810,761

SHAREHOLDERS' MEETING

SERIES VI
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      3,626,626  71,624    184,400

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      2,813,181  165,907   431,930

Investment policies

         For     Against   Abstain

      2,813,181  165,907   431,930

Diversification

         For     Against   Abstain

      2,814,305  164,784   431,930

Borrowing

         For     Against   Abstain

      2,812,798  166,290   431,930

Senior securities

         For     Against   Abstain

      2,813,181  165,907   431,930

Concentration

         For     Against   Abstain

      2,814,305  164,784   431,930

Underwriting of securities

         For     Against   Abstain

      2,812,798  166,290   431,930

Investment in real estate

         For     Against   Abstain

      2,814,305  164,784   431,930

Purchase of commodities

         For     Against   Abstain

      2,810,659  168,429   431,930

Lending

         For     Against   Abstain

      2,803,977  175,111   431,930

Margin purchases and short sales

         For     Against   Abstain

      2,803,376  175,712   431,930

Purchases of securities of related issuers

         For     Against   Abstain

      2,814,016  165,072   431,930

Pledging of assets

         For     Against   Abstain

      2,812,908  166,180   431,930

Purchases of securities

         For     Against   Abstain

      2,814,305  164,784   431,930

Purchases of options and warrants

         For     Against   Abstain

      2,814,051  165,037   431,930

Investment for the purpose of exercising control of management

         For     Against   Abstain

      2,814,051  165,037   431,930

Investment in mineral exploration

         For     Against   Abstain

      2,811,036  168,052   431,930

 34